Quarterly Holdings Report
for
Fidelity Advisor Freedom® Income Fund
June 30, 2022
AFF-NPRT1-0822
1.818360.117
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.11% to 1.7% 9/1/22 to 9/29/22 (b) (Cost $209,399)	210,000	209,334

Domestic Equity Funds - 7.8%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	128,449	1,631,296
Fidelity Advisor Series Growth Opportunities Fund (c)	124,748	1,118,987
Fidelity Advisor Series Small Cap Fund (c)	67,102	715,973
Fidelity Series All-Sector Equity Fund (c)	73,336	652,695
Fidelity Series Commodity Strategy Fund (c)	586,409	2,832,357
Fidelity Series Large Cap Stock Fund (c)	154,329	2,526,367
Fidelity Series Large Cap Value Index Fund (c)	20,247	272,934
Fidelity Series Opportunistic Insights Fund (c)	101,826	1,490,733
Fidelity Series Small Cap Opportunities Fund (c)	73,062	825,605
Fidelity Series Stock Selector Large Cap Value Fund (c)	135,049	1,611,139
Fidelity Series Value Discovery Fund (c)	113,253	1,651,232
TOTAL DOMESTIC EQUITY FUNDS (Cost $12,954,409)		15,329,318

International Equity Funds - 13.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	121,802	1,624,835
Fidelity Series Emerging Markets Fund (c)	146,868	1,210,195
Fidelity Series Emerging Markets Opportunities Fund (c)	674,788	11,039,525
Fidelity Series International Growth Fund (c)	279,329	3,907,820
Fidelity Series International Small Cap Fund (c)	69,029	1,035,436
Fidelity Series International Value Fund (c)	401,911	3,854,327
Fidelity Series Overseas Fund (c)	373,446	3,902,512
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $25,353,469)		26,574,650

Bond Funds - 68.6%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	3,985,725	39,498,536
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	21,606	185,809
Fidelity Series Emerging Markets Debt Fund (c)	136,860	996,340
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	39,393	326,963
Fidelity Series Floating Rate High Income Fund (c)	22,537	195,173
Fidelity Series High Income Fund (c)	128,117	1,033,904
Fidelity Series International Credit Fund (c)	13,963	115,613
Fidelity Series International Developed Markets Bond Index Fund (c)	885,352	7,817,654
Fidelity Series Investment Grade Bond Fund (c)	7,540,952	77,520,985
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,110,396	7,395,237
Fidelity Series Real Estate Income Fund (c)	63,500	657,224
TOTAL BOND FUNDS (Cost $143,745,265)		135,743,438

Short-Term Funds - 10.1%
	Shares	Value ($)
Fidelity Cash Central Fund 1.58% (d)	166,079	166,112
Fidelity Series Government Money Market Fund 1.18% (c)(e)	15,828,339	15,828,339
Fidelity Series Short-Term Credit Fund (c)	411,283	3,956,547
TOTAL SHORT-TERM FUNDS (Cost $20,070,780)		19,950,998

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $202,333,322)	197,807,738
NET OTHER ASSETS (LIABILITIES) - 0.0%	10,546
NET ASSETS - 100.0%	197,818,284

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	8	Sep 2022	742,640	6,214	6,214
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	12	Sep 2022	601,620	(222)	(222)

TOTAL EQUITY INDEX CONTRACTS					5,992

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	34	Sep 2022	4,030,063	(6,903)	(6,903)

TOTAL PURCHASED					(911)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	4	Sep 2022	757,900	(7,114)	(7,114)

TOTAL FUTURES CONTRACTS					(8,025)
The notional amount of futures purchased as a percentage of Net Assets is 2.7%
The notional amount of futures sold as a percentage of Net Assets is 0.4%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $209,334.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 1.58%	53,365	450,603	337,856	297	-	-	166,112	0.0%
Total	53,365	450,603	337,856	297	-	-	166,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	1,730,921	294,299	78,626	-	(6,283)	(309,015)	1,631,296
Fidelity Advisor Series Growth Opportunities Fund	1,187,018	322,818	54,321	-	(8,614)	(327,914)	1,118,987
Fidelity Advisor Series Small Cap Fund	785,658	108,365	36,360	-	(3,083)	(138,607)	715,973
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	34,146,354	8,517,913	2,668,084	-	(25,516)	(472,131)	39,498,536
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	211,922	1,676,692	1,678,225	-	(16,388)	(8,192)	185,809
Fidelity Series All-Sector Equity Fund	742,393	75,296	33,901	-	(2,768)	(128,325)	652,695
Fidelity Series Canada Fund	1,847,336	130,505	92,297	-	558	(261,267)	1,624,835
Fidelity Series Commodity Strategy Fund	3,167,711	247,962	439,959	-	60,740	(204,097)	2,832,357
Fidelity Series Emerging Markets Debt Fund	1,099,191	80,788	54,854	13,440	(4,448)	(124,337)	996,340
Fidelity Series Emerging Markets Debt Local Currency Fund	361,867	12,326	18,891	-	(2,142)	(26,197)	326,963
Fidelity Series Emerging Markets Fund	1,298,074	125,446	66,242	-	(4,405)	(142,678)	1,210,195
Fidelity Series Emerging Markets Opportunities Fund	11,695,185	1,259,650	595,895	-	(40,213)	(1,279,202)	11,039,525
Fidelity Series Floating Rate High Income Fund	216,914	9,577	19,374	2,326	(1,401)	(10,543)	195,173
Fidelity Series Government Money Market Fund 1.18%	21,517,858	596,951	6,286,470	30,246	-	-	15,828,339
Fidelity Series High Income Fund	1,284,707	55,931	169,691	15,935	(14,707)	(122,336)	1,033,904
Fidelity Series Inflation-Protected Bond Index Fund	4,270,619	54,593	4,250,090	19,406	126,753	(201,875)	-
Fidelity Series International Credit Fund	128,486	805	-	805	-	(13,678)	115,613
Fidelity Series International Developed Markets Bond Index Fund	6,624,405	1,973,367	390,337	3,987	(14,567)	(375,214)	7,817,654
Fidelity Series International Growth Fund	4,235,213	570,900	213,776	-	(29,488)	(655,029)	3,907,820
Fidelity Series International Small Cap Fund	1,169,533	115,460	58,639	-	(9,472)	(181,446)	1,035,436
Fidelity Series International Value Fund	4,278,116	437,983	308,284	-	(17,898)	(535,590)	3,854,327
Fidelity Series Investment Grade Bond Fund	85,065,499	3,306,159	5,969,859	526,928	(262,548)	(4,618,266)	77,520,985
Fidelity Series Large Cap Stock Fund	2,723,467	310,662	127,106	-	16,365	(397,021)	2,526,367
Fidelity Series Large Cap Value Index Fund	294,561	28,174	14,018	-	1,438	(37,221)	272,934
Fidelity Series Long-Term Treasury Bond Index Fund	7,881,047	897,760	377,225	45,862	(32,174)	(974,171)	7,395,237
Fidelity Series Opportunistic Insights Fund	1,599,533	293,792	72,809	-	(6,387)	(323,396)	1,490,733
Fidelity Series Overseas Fund	4,258,859	614,822	213,776	-	(22,668)	(734,725)	3,902,512
Fidelity Series Real Estate Income Fund	783,758	28,475	87,392	10,695	4,815	(72,432)	657,224
Fidelity Series Short-Term Credit Fund	5,389,935	167,390	1,536,786	17,850	(36,819)	(27,173)	3,956,547
Fidelity Series Small Cap Opportunities Fund	969,997	65,559	44,258	-	(3,344)	(162,349)	825,605
Fidelity Series Stock Selector Large Cap Value Fund	1,738,355	160,643	81,060	-	(1,807)	(204,992)	1,611,139
Fidelity Series Value Discovery Fund	1,770,556	120,075	83,356	-	9,789	(165,832)	1,651,232
	214,475,048	22,661,138	26,121,961	687,480	(346,682)	(13,235,251)	197,432,292

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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